Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO  18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of XBiotech Inc. on Form 10-Q for the period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Simard, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of XBiotech Inc.

/S/JOHN SIMARD
John Simard
Chief Executive Officer and President

(Principal Executive Officer)

Date:  August 9, 2022

In connection with the Quarterly Report of XBiotech Inc. on Form 10-Q for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Queena Han, Vice President of Finance, Human Resources and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of XBiotech Inc.

/S/ QUEENA HAN

Queena Han

Vice President, Finance and Human Resources and Secretary

(Principal Financial Officer)

Date:  August 9, 2022